EXECUTION VERSION
AMENDMENT NO. 14 TO MASTER REPURCHASE AGREEMENT
    AMENDMENT NO. 14 TO MASTER REPURCHASE AGREEMENT, dated as of July 28, 2026 (this “Amendment”), between GP COMMERCIAL JPM LLC (f/k/a TH COMMERCIAL JPM LLC), a Delaware limited liability company (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), and acknowledged and agreed to by GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015 (as amended through and including that certain Amendment No. 13 to Master Repurchase Agreement, dated as of October 14, 2025, as amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Guarantor has agreed to make the acknowledgements set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each agree, and Guarantor acknowledges, as follows:
SECTION 1.    Amendments to Repurchase Agreement.
(a)    Article 2 of the Repurchase Agreement is hereby amended by inserting the following defined terms in their correct alphabetical order to read as follows:
“Fourteenth Amendment Effective Date” shall mean July 27, 2028.
“Fourteenth Amendment Structuring Fee” shall have the meaning specified in the Fee Letter.
(b)    The defined term “Maturity Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:
“Maturity Date” shall mean July 28, 2028, or the immediately succeeding Business Day, if such day shall not be a Business Day (the “Initial Maturity Date”), or such later date as may be in effect pursuant to Article 3(n) hereof. For the sake of clarity, the Maturity Date shall not be any date beyond July 28, 2031 (the “Final Maturity Date”).

(c)    Article 3(n) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:
(i)    Notwithstanding the definition of Maturity Date herein, upon written request of Seller prior to the then-current Maturity Date, provided that Buyer has determined that all of the extension conditions listed in clause (ii) below (collectively, the “Maturity Date Extension Conditions”) shall have been satisfied, Buyer may, in its sole discretion, agree to extend the Maturity Date for three (3) periods of three hundred sixty-four (364) additional days by giving notice to Seller of such extension; provided, that any failure by Buyer to deliver such notice of extension to Seller within thirty (30) days from the date first received by Buyer shall be deemed a denial of Seller’s request to extend such Maturity Date. Notwithstanding anything to the contrary in this Article 3(n)(i) hereof, in no event shall the Maturity Date be extended for more than three Extension Periods and in no event shall the Final Maturity Date be after July 28, 2031.
(ii)    For purposes of this Article 3(n), the Maturity Date Extension Conditions shall be deemed to have been satisfied if:
(A)    Buyer shall have received payment from Seller, as consideration for Buyer’s agreement to extend the then-current Maturity Date, the Extension Fee, such amount to be paid to Buyer in U.S. Dollars, in immediately available funds, without deduction, set-off or counterclaim;
(B)    Seller shall have given Buyer written notice, not less than forty-five (45) days prior, and no more than one hundred and eighty (180) days prior to the originally scheduled Maturity Date, of Seller’ desire to extend the Maturity Date;
(C)    no Margin Deficit in excess of the Minimum Transfer Amount, and no Default or Event of Default under this Agreement shall have occurred and be continuing as of the date notice is given under subclause (B) above or as of the originally scheduled Maturity Date and no “Termination Event,” “Event of Default” or any similar event by Seller, however denominated, shall have occurred and be continuing under any Hedging Transaction;
(D)    all representations and warranties (except to the extent disclosed in a Requested Exceptions Report accepted by Buyer) shall be true, correct, complete and accurate in all respects as of the existing Maturity Date; and

(E)    to the extent any Seller qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification in relation to such Seller.
(d)    Article 11(n) of the Repurchase Agreement is hereby amended by inserting the words “the Fourteenth Amendment Structuring Fee,” after “Structuring Fee,” therein.
SECTION 2.    Conditions Precedent; Effective Date. This Amendment shall become effective on the first date on which (such date, the “Fourteenth Amendment Effective Date”) all of the following have occurred: (a) this Amendment has been duly executed and delivered Seller, Guarantor and Buyer and (b) Seller has paid to Buyer the Fourteenth Amendment Structuring Fee.
SECTION 3.    Seller’s Representations and Warranties. On and as of the Fourteenth Amendment Effective Date, Seller hereby represents and warrants to Buyer that (a) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (b) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
SECTION 4.    Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement to the extent of the Obligations (as defined therein), notwithstanding the impact of the changes set forth herein.
SECTION 5.    Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Fourteenth Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment. Each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records

(including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 7.    No Novation, Effect of Agreement.  Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other document executed in connection therewith to which any Repurchase Party is a party (the “Transaction Documents”).  It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.
SECTION 8.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)    Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
(b)    To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement.
(c)    The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
(d)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
BUYER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States
By:     /s/ THOMAS N. CASSINO
Name: Thomas N. Cassino
Title: Managing Director

SELLER:
GP COMMERCIAL JPM LLC,
a Delaware limited liability company
By: /s/ MICHAEL KARBER
Name: Michael Karber
Title: General Counsel

Acknowledged and Agreed:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: /s/ MICHAEL KARBER
Name: Michael Karber
Title: General Counsel